STATEMENT OF ADDITIONAL INFORMATION

Federated Short-Term U.S. Government Trust

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for Federated Short-Term U.S. Government Trust dated February 28, 1999.

Obtain the prospectus without charge by calling 1-800-341-7400.

FEBRUARY 28, 1999



 [Graphic]

Federated Short-Term U.S. Government Trust

 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000

 1-800-341-7400

 WWW.FEDERATEDINVESTORS.COM

 Federated Securities Corp., Distributor

 8020102B (2/99)



 Federated is a registered mark of Federated Investors, Inc.
 1999 (C)Federated Investors, Inc.

 [Graphic]

CONTENTS



How is the Fund Organized?  1

Securities in Which the Fund Invests  1

How is the Fund Sold?  4

Subaccounting Services  4

Redemption in Kind  4

Massachusetts Partnership Law  4

Account and Share Information  5

Tax Information  5

Who Manages and Provides Services to the Fund?  5

How Does the Fund Measure Performance?  8

Who is Federated Investors, Inc.?  9

Addresses  11



How is the Fund Organized?



The Fund is a diversified open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on February 2, 1987. The Fund's investment adviser is Federated Research

(Adviser).



Securities in Which the Fund Invests

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective.

SECURITIES DESCRIPTIONS AND TECHNIQUES



FIXED INCOME SECURITIES



Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time.

TREASURY SECURITIES

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risk.

AGENCY SECURITIES

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a "GSE"). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risk, but not as low as Treasury securities.



The Fund treats mortgage-backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the market and prepayment risks of these mortgage backed securities.



MORTGAGE BACKED SECURITIES



Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments on to the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.



ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity, unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind, or PIK, securities.

SPECIAL TRANSACTIONS

REPURCHASE AGREEMENTS

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risk. In addition, reverse repurchase agreements create leverage risk because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

DELAYED DELIVERY TRANSACTIONS

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create market risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

SECURITIES LENDING

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to market risks and credit risks.



ASSET COVERAGE

In order to secure its obligations in connection with when-issued and delayed-delivery transactions, the Fund will "cover" such transactions, as required under applicable interpretations of the Securities and Exchange Commission (SEC), either by owning the underlying securities; entering into an offsetting transaction; or segregating, earmarking, or depositing into an escrow account readily marketable securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts. As a result, use of these instruments will impede the Fund's ability to freely trade the assets being used to cover them, which could result in harm to the Fund.



INVESTMENT RISKS

There are many factors which may effect an investment in the Fund. The Fund's principal risks are described in its prospectus. Additional risk factors are outlined below.

INVESTMENT RISKS

CREDIT RISK

* Credit risk is the possibility that an issuer will default (fails to repay interest and principal when due). If an issuer defaults, the Fund may lose money. Money market funds try to minimize this risk by purchasing higher quality securities.



* Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.



MARKET RISK

* Prices of fixed income securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

* Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Money market funds try to minimize this risk by purchasing short-term securities.

LEVERAGE RISK

* Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

PREPAYMENT RISKS



* Generally, homeowners have the options to prepay their mortgages at any time without penalty. Homeowners frequently refinance high interest rate mortgages when mortgage rates fall. This results in the prepayment of mortgage backed securities with higher interest rates. Conversely, prepayments due to refinancings decrease when mortgage rates increase. This extends the life of mortgage-backed securities with lower interest rates. As a result, increases in prepayments of high interest rate mortgage backed securities, or decreases in prepayments of lower interest rate mortgage-backed securities, may reduce their yield and price. This relationship between interest rates and mortgage prepayments makes the price of mortgage-backed securities more volatile than most other types of fixed-income securities with comparable credit risks.



INVESTMENT LIMITATIONS

SELLING SHORT AND BUYING ON MARGIN



The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchase and sales of securities.



ISSUING SENIOR SECURITIES AND BORROWING MONEY



The Fund will not issue senior securities. The Fund will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets or in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. Any such borrowings would not be collateralized.



PLEDGING ASSETS



The Fund will not pledge securities except that it may enter into reverse repurchase agreements permitted by its investment objective and policies.



LENDING CASH OR SECURITIES



The Fund will not lend any assets, except portfolio securities up to one-third of the value of its total assets. This shall not prevent the Fund from purchasing or holding U.S. government securities, including repurchase agreements, permitted by its investment objective and policies.



ACQUIRING SECURITIES



The Fund will not acquire the voting securities of any issuer, except as a part of a merger, consolidation, reorganization, or acquisition of assets.



THE ABOVE LIMITATIONS CANNOT BE CHANGED UNLESS AUTHORIZED BY THE "VOTE OF A MAJORITY OF ITS OUTSTANDING VOTING SECURITIES" AS DEFINED BY THE INVESTMENT COMPANY ACT. THE FOLLOWING LIMITATIONS, HOWEVER, MAY BE CHANGED BY THE BOARD WITHOUT SHAREHOLDER APPROVAL. SHAREHOLDERS WILL BE NOTIFIED BEFORE ANY MATERIAL CHANGE IN THESE LIMITATIONS BECOMES EFFECTIVE.

INVESTING IN COMMODITIES



The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts.



INVESTING IN REAL ESTATE



The Fund will not purchase or sell real estate.



UNDERWRITING



The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.



CONCENTRATION OF INVESTMENTS



The Fund will not invest 25% or more of the value of its total assets in any one industry. However, the Fund may invest 25% or more of the value of its total assets in cash, cash items, or securities issued or guaranteed by the government of the United States, or its agencies, or instrumentalities and repurchase agreements collateralized by such U.S. government securities. The U.S. government is not considered to be an industry.



DIVERSIFICATION OF INVESTMENTS



With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States, or its agencies, or instrumentalities and repurchase agreements collateralized by such U.S. government securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.



INVESTING IN ILLIQUID SECURITIES



The Fund will not invest more than 10% of the value of its net assets in illiquid securities including certain restricted securities not determined to be liquid under criteria established by the Trustees and repurchase agreements providing for settlement in more than seven days after notice.



INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES



The Fund will not purchase securities of other investment companies, except as part of a merger, consolidation, or other acquisition.



INVESTING FOR CONTROL



The Fund will not invest in securities of a company for the purpose of exercising control or management.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

The Fund did not borrow money or pledge securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so during the coming fiscal year.



REGULATORY COMPLIANCE



The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund will determine the effective maturity of its investments according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.



DETERMINING MARKET VALUE OF SECURITIES



The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value (NAV) is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the NAV computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the SEC under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the NAV per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the NAV per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.



How is the Fund Sold?

Under the Distributor's Contract with the Fund, the Distributor (Federated Securities Corp.), located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, offers Shares on a continuous, best-efforts basis.

SHAREHOLDER SERVICES

The Fund may pay Federated Shareholder Services Company, a subsidiary of Federated Investors, Inc. (Federated), for providing shareholder services and maintaining shareholder accounts. Federated Shareholder Services Company may select others to perform these services for their customers and may pay them fees.

SUPPLEMENTAL PAYMENTS

Investment professionals may be paid fees out of the assets of the Distributor and/or Federated Shareholder Services Company (but not out of Fund assets). The Distributor and/or Federated Shareholder Services Company may be reimbursed by the Adviser or its affiliates.

Investment professionals receive such fees for providing distribution- related or shareholder services such as sponsoring sales, providing sales literature, conducting training seminars for employees, and engineering sales-related computer software programs and systems. Also, investment professionals may be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about the Fund or other special events at recreational-type facilities, or items of material value. These payments will be based upon the amount of Shares the investment professional sells or may sell and/or upon the type and nature of sales or marketing support furnished by the investment professional.

Subaccounting Services

Certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Fund. To protect its shareholders, the Fund has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Fund.

In the unlikely event a shareholder is held personally liable for the Fund's obligations, the Fund is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Fund will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Fund. Therefore, financial loss resulting from liability as a shareholder will occur only if the Fund itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Account and Share Information

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All Shares of the Fund have equal voting rights.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Fund's outstanding shares.



As of February 8, 1999, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares: ISTCO, Union Planters Bank, Belleville, IL owned approximately 31,541,689 (8.64%), UNATCO, First Midwest Trust Co., Joliet, IL owned approximately 27,542,110 shares (7.55%), ONEDUN, First American Bank owned approximately 26,941,224 shares (7.38%) and Friedmar & Co., Mechanics Bank, Richmond, CA, owned approximately 24,712,363 shares (6.77%).



Tax Information

FEDERAL INCOME TAX

The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will pay federal income tax.

Who Manages and Provides Services to the Fund?

BOARD OF TRUSTEES

The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. Information about each Board member is provided below and includes each person's: name, address, birthdate, present position(s) held with the Fund, principal occupations for the past five years and positions held prior to the past five years, total compensation received as a Trustee from the Fund for its most recent fiscal year, and the total compensation received from the Federated Fund Complex for the most recent calendar year. The Federated Fund Complex includes 56 funds whose investment adviser is affiliated with the Fund's Adviser.



As of February 8, 1999, the Fund's Board and Officers as a group owned less than 1% of the Fund's outstanding Shares.



An asterisk (*) denotes a Trustee who is deemed to be an interested person as defined in the Investment Company Act of 1940. The following symbol (#) denotes a Member of the Board's Executive Committee, which handles the Board's responsibilities between its meetings.



NAME                                                                                                        Total
BIRTHDATE                                                                                      Aggregate    Compensation
ADDRESS                       Principal Occupations                                            Compensation From Fund and
POSITION WITH FUND            for Past 5 Years                                                 From Fund    Fund Complex
JOHN F. DONAHUE*+             Chief Executive Officer and Director or Trustee of the           $0           $0 for the Fund and
Birthdate: July 28, 1924      Federated Fund Complex; Chairman and Director, Federated                      54 other investment
Federated Investors Tower     Investors, Inc.; Chairman and Trustee, Federated Advisers,                    companies in the
1001 Liberty Avenue           Federated Management, and Federated Research; Chairman and                    Fund Complex
Pittsburgh, PA                Director, Federated Research Corp., and Federated Global
CHAIRMAN AND TRUSTEE          Research Corp.; Chairman, Passport Research, Ltd.

THOMAS G. BIGLEY              Director or Trustee of the Federated Fund Complex; Director,     $1,301.63    $113,860.22 for the
Birthdate: February 3, 1934   Member of Executive Committee, Children's Hospital of                         Fund and 54 other
15 Old Timber Trail           Pittsburgh; formerly: Senior Partner, Ernst & Young LLP;                      investment companies
Pittsburgh, PA                Director, Committee, University of Pittsburgh.                                in the Fund Complex
TRUSTEE

JOHN T. CONROY, JR.           Director or Trustee of the Federated Fund Complex;               $1,432.03    $125,264.48 for the
Birthdate: June 23, 1937      President, Investment Properties Corporation; Senior Vice                     Fund and 54 other
Wood/IPC Commercial Dept.     President, John R. Wood and Associates, Inc., Realtors;                       investment companies

John R. Wood Associates,

Inc. Realtors                 Partner or Trustee in private real estate ventures in                         in the Fund Complex
3255 Tamiami Trial North

Naples, FL                    Southwest Florida; formerly: President, Naples Property
TRUSTEE                       Management, Inc. and Northgate Village

                              Development Corporation.

WILLIAM J. COPELAND           Director or Trustee of the Federated Fund Complex; Director      $1,432.03    $125,264.48 for the
Birthdate: July 4, 1918       and Member of the Executive Committee, Michael Baker, Inc.;                   Fund and 54 other
One PNC Plaza-23rd Floor      formerly: Vice Chairman and Director, PNC Bank, N.A., and                     investment companies
Pittsburgh, PA                PNC Bank Corp.; Director, Ryan Homes, Inc.                                    in the Fund Complex
TRUSTEE                       Previous Positions: Director, United Refinery; Director,
                              Forbes Fund; Chairman, Pittsburgh Foundation; Chairman,
                              Pittsburgh Civic Light Opera.


NAME                                                                                                        Total
BIRTHDATE                                                                                      Aggregate    Compensation
ADDRESS                       Principal Occupations                                            Compensation From Fund and
POSITION WITH FUND            for Past 5 Years                                                 From Fund    Fund Complex
JAMES E. DOWD, ESQ.           Director or Trustee of the Federated Fund Complex; Attorney-     $1,432.03    $125,264.48 for the
Birthdate: May 18, 1922       at-law; Director, The Emerging Germany Fund, Inc.                             Fund and 54 other
571 Hayward Mill Road         Previous Positions: President, Boston Stock Exchange, Inc.;                   investment companies
Concord, MA                   Regional Administrator, United States Securities and                          in the Fund Complex
TRUSTEE                       Exchange Commission.

LAWRENCE D. ELLIS, M.D.*      Director or Trustee of the Federated Fund Complex; Professor     $1,301.63    $113,860.22 for the
Birthdate: October 11, 1932   of Medicine, University of Pittsburgh; Medical Director,                      Fund and 54 other
3471 Fifth Avenue             University of Pittsburgh Medical Center-Downtown;                             investment companies
Suite 1111                    Hematologist, Oncologist, and Internist, University of                        in the Fund Complex
Pittsburgh, PA                Pittsburgh Medical Center; Member, National Board of
TRUSTEE                       Trustees, Leukemia Society of America.

EDWARD L. FLAHERTY, JR., ESQ. Director or Trustee of the Federated Fund Complex; Attorney      $1,432.03    $125,264.48 for the
Birthdate: June 18, 1924      of Counsel, Miller, Ament, Henny & Kochuba; Director                          Fund and 54 other
Miller, Ament, Henny & Kochub Emeritus, Eat'N Park Restaurants, Inc.; formerly: Counsel,                    investment companies
205 Ross Street               Horizon Financial, F.A., Western Region; Partner, Meyer and                   in the Fund Complex

Pittsburgh, PA                Flaherty.

TRUSTEE

PETER E. MADDEN               Director or Trustee of the Federated Fund Complex; formerly:     $1,301.63    $113,860.22 for the
Birthdate: March 16, 1942     Representative, Commonwealth of Massachusetts General Court;                  Fund and 54 other
One Royal Palm Way            President, State Street Bank and Trust Company and State                      investment companies
100 Royal Palm Way            Street Corporation.                                                           In the Fund Complex
Palm Beach, FL                Previous Positions: Director, VISA USA and VISA
TRUSTEE                       International; Chairman and Director, Massachusetts Bankers

                              Association; Director, Depository Trust Corporation.

JOHN E. MURRAY, JR., J.D., S. Director or Trustee of the Federated Fund Complex;               $1,301.63    $113,860.22 for the
Birthdate: December 20, 1932  President, Law Professor, Duquesne University; Consulting                     Fund and 54 other
President, Duquesne Universit Partner, Mollica & Murray.                                                    Investment companies
Pittsburgh, PA                Previous Positions: Dean and Professor of Law, University of                  in the Fund Complex

TRUSTEE                       Pittsburgh School of Law; Dean and Professor of Law,
                              Villanova University School of Law.

WESLEY W. POSVAR              Director or Trustee of the Federated Fund Complex;               $1,301.63    $113,860.22 for the
Birthdate: September 14, 1925 President, World Society of Ekistics (metropolitan                            Fund and 54 other
1202 Cathedral of Learning    planning), Athens; Professor, International Politics;                         investment companies
University of Pittsburgh      Management Consultant; Trustee, Carnegie Endowment for                        in the Fund Complex
Pittsburgh, PA                International Peace, RAND Corporation, Online Computer
TRUSTEE                       Library Center, Inc., National Defense University and
                              U.S. Space Foundation; President Emeritus, University of
                              Pittsburgh; Founding Chairman, National Advisory Council for
                              Environmental Policy and Technology, Federal Emergency
                              Management Advisory Board; Trustee, Czech Management Center,

                              Prague.

                              Previous Positions: Professor, United States Military
                              Academy; Professor, United States Air Force Academy.

MARJORIE P. SMUTS             Director or Trustee of the Federated Fund Complex; Public        $1,301.63    $113,860.22 for the
Birthdate: June 21, 1935      Relations/Marketing/Conference Planning.                                      Fund and 54 other
4905 Bayard Street            Previous Positions: National Spokesperson, Aluminum Company                   investment companies
Pittsburgh, PA                of America; business owner.                                                   in the Fund Complex
TRUSTEE

GLEN R. JOHNSON*              Trustee, Federated Investors, Inc.; staff member, Federated             $0    $0 for the Fund and
Birthdate: May 2, 1929        Securities Corp.                                                              8 other investment
Federated Investors Tower                                                                                   companies in the
1001 Liberty Avenue                                                                                         Fund Complex

Pittsburgh, PA

PRESIDENT AND TRUSTEE

J. CHRISTOPHER DONAHUE+       President or Executive Vice President of the Federated Fund             $0    $0 for the Fund and
Birthdate: April 11, 1949     Complex; Director or Trustee of some of the Funds in the                      16 other investment
Federated Investors Tower     Federated Fund Complex; President and Director, Federated                     companies in the
1001 Liberty Avenue           Investors, Inc.; President and Trustee, Federated Advisers,                   Fund Complex
Pittsburgh, PA                Federated Management, and Federated Research; President and
EXECUTIVE VICE PRESIDENT      Director, Federated Research Corp. and Federated Global
                              Research Corp.; President, Passport Research, Ltd.; Trustee,
                              Federated Shareholder Services Company; Director, Federated

                              Services Company.


NAME                                                                                                        Total
BIRTHDATE                                                                                      Aggregate    Compensation
ADDRESS                       Principal Occupations                                            Compensation From Fund and
POSITION WITH FUND            for Past 5 Years                                                 From Fund    Fund Complex
EDWARD C. GONZALES            Trustee or Director of some of the Funds in the Federated                  $0 $0 for the Fund and
Birthdate: October 22, 1930   Fund Complex; President, Executive Vice President and                         1 other investment
Federated Investors Tower     Treasurer of some of the Funds in the Federated Fund Complex;                 company in the
1001 Liberty Avenue           Vice Chairman, Federated Investors, Inc.; Vice President,                     Fund Complex
Pittsburgh, PA                Federated Advisers, Federated Management, Federated
EXECUTIVE VICE PRESIDENT      Research, Federated Research Corp., Federated Global
                              Research Corp. and Passport Research, Ltd.; Executive Vice
                              President and Director, Federated Securities Corp.; Trustee,
                              Federated Shareholder Services Company.

JOHN W. MCGONIGLE             Executive Vice President and Secretary of the Federated Fund               $0 $0 for the Fund and
Birthdate: October 26, 1938   Complex; Executive Vice President, Secretary, and Director,                   54 other investment
Federated Investors Tower     Federated Investors, Inc.; Trustee, Federated Advisers,                       companies in the
1001 Liberty Avenue           Federated Management, and Federated Research; Director,                       Fund Complex
Pittsburgh, PA                Federated Research Corp. and Federated Global Research
EXECUTIVE VICE PRESIDENT      Corp.; Director, Federated Services Company; Director,
AND SECRETARY                 Federated Securities Corp.

RICHARD J. THOMAS             Treasurer of the Federated Fund Complex; Vice President-                   $0 $0 for the Fund and
Birthdate: June 17, 1954      Funds Financial Services Division, Federated Investors,                       54 other investment
Federated Investors Tower     Inc.; Formerly: various management positions within Funds                     companies in the
1001 Liberty Avenue           Financial Services Division of Federated Investors, Inc.                      Fund Complex
Pittsburgh, PA

TREASURER

RICHARD B. FISHER             President or Vice President of some of the Funds in the                    $0 $0 for the Fund and
Birthdate: May 17, 1923       Federated Fund Complex; Director or Trustee of some of the                    6 other investment
Federated Investors Tower     Funds in the Federated Fund Complex; Executive Vice                           companies in the
1001 Liberty Avenue           President, Federated Investors, Inc.; Chairman and Director,                  Fund Complex
Pittsburgh, PA                Federated Securities Corp.

VICE PRESIDENT

WILLIAM D. DAWSON, III        Chief Investment Officer of this Fund and various other                    $0 $0 for the Fund and
Birthdate: March 3, 1949      Funds in the Federated Fund Complex; Executive Vice                           41 other investment
Federated Investors Tower     President, Federated Investment Counseling, Federated Global                  companies in the
1001 Liberty Avenue           Research Corp., Federated Advisers, Federated Management,                     Fund Complex
Pittsburgh, PA                Federated Research, and Passport Research, Ltd.; Registered
CHIEF INVESTMENT OFFICER      Representative, Federated Securities Corp.; Portfolio
                              Manager, Federated Administrative Services; Vice President,
                              Federated Investors, Inc.; Formerly: Executive Vice
                              President and Senior Vice President, Federated Investment
                              Counseling Institutional Portfolio Management Services
                              Division; Senior Vice President, Federated Research Corp.,
                              Federated Advisers, Federated Management, Federated
                              Research, and Passport Research, Ltd.

SUSAN R. HILL                 Susan R. Hill is the Vice President of the Fund. Ms. Hill                  $0 $0 for the Fund and
Birthdate: June 20, 1963      joined Federated in 1990 and has been a Portfolio Manager                     9 other investment
Federated Investors Tower     since 1993 and a Vice President of the Fund's Adviser since                   companies in the
1001 Liberty Avenue           1997. Ms. Hill was a Portfolio Manager and an Assistant Vice                  Fund Complex
Pittsburgh, PA                President of the Adviser from 1994 until 1997. Ms. Hill is a
VICE PRESIDENT                Chartered Financial Analyst and received an M.S. in
                              Industrial Administration from Carnegie Mellon University.


+ Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Trust.

* Information is furnished for the fiscal year ended December 31, 1998.



# The aggregate compensation is provided for the Trust which is comprised of one portfolio.

++ The information is provided for the last calendar year.

INVESTMENT ADVISER

The Adviser conducts investment research and makes investment decisions for the Fund.



The Adviser is a wholly owned subsidiary of Federated.



The Adviser shall not be liable to the Fund or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Fund.

OTHER RELATED SERVICES

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

RESEARCH SERVICES

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

ADMINISTRATOR

Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of all Federated Funds as specified below:



MAXIMUM              AVERAGE AGGREGATE DAILY
ADMINISTRATIVE FEE   NET ASSETS OF THE FEDERATED FUNDS


0.150 of 1%          on the first $250 million
0.125 of 1%          on the next $250 million
0.100 of 1%          on the next $250 million
0.075 of 1%          on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio. Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.



Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets, plus out-of-pocket expenses.



CUSTODIAN

State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type, and number of accounts and transactions made by shareholders.

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP, Boston, MA is the independent public accountant for the Fund.

FEES PAID BY THE FUND FOR SERVICES





FOR THE YEAR ENDED DECEMBER 31   1998         1997         1996
Advisory Fee Earned              $1,502,252   $2,113,857   $2,431,793
Advisory Fee Reduction             $468,786     $666,937     $775,483
Administrative Fee                 $283,175     $398,950     $459,537
Shareholder Services Fee           $187,781            - -




How Does the Fund Measure Performance?



The Fund may advertise Share performance by using the SEC's standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.



Unless otherwise stated, any quoted Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD



Total returns given for the one-year, five-year and ten-year periods ended December 31, 1998.

Yield and Effective Yield given for the seven-day period ended December 31, 1998.



                  7-DAY PERIOD   1 YEAR   5 YEARS   10 YEARS
Total Return                     5.16     5.04      5.49

Yield             4.63
Effective Yield   4.74




TOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

YIELD



The yield of Shares is based upon the seven days ending on the day of the calculation, called the "base period." This yield is calculated by: determining the net change in the value of a hypothetical account with a balance of one Share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional Shares purchased with dividends earned from the original one Share and all dividends declared on the original and any purchased Shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base-period return; and multiplying the base-period return by 365/7. The effective yield is calculated by compounding the unannualized base-period return by: adding 1 to the base-period return, raising the sum to the 365/7th power; and subtracting 1 from the result.



To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

PERFORMANCE COMPARISONS

Advertising and sales literature may include:

* references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;

* charts, graphs, and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging, and systematic investment;

* discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Funds; and

* information about the mutual fund industry from sources such as the Investment Company Institute.

The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

LIPPER ANALYTICAL SERVICES, INC.

Lipper Analytical Services, Inc., ranks funds in various fund categories based on total return, which assumes the reinvestment of all income dividends and capital gains distributions, if any.

IBC/DONOGHUE'S MONEY FUND REPORT



IBC/Donoghue's Money Fund Report publishes annualized yields of money market funds weekly. Donoghue's Money Market Insight publication reports monthly and 12-month-to-date investment results for the same money funds.



MONEY



Money, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield.



Who is Federated Investors, Inc.?

Federated is dedicated to meeting investor needs by making structured, straightforward and consistent investment decisions. Federated investment products have a history of competitive performance and have gained the confidence of thousands of financial institutions and individual investors.

Federated's disciplined investment selection process is rooted in sound methodologies backed by fundamental and technical research. At Federated, success in investment management does not depend solely on the skill of a single portfolio manager. It is a fusion of individual talents and state- of-the-art industry tools and resources. Federated's investment process involves teams of portfolio managers and analysts, and investment decisions are executed by traders who are dedicated to specific market sectors and who handle trillions of dollars in annual trading volume.

FEDERATED FUNDS OVERVIEW

MUNICIPAL FUNDS



In the municipal sector, as of December 31, 1998, Federated managed 10 bond funds with approximately $2.2 billion in assets and 23 money market funds with approximately $12.5 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities. The Funds may quote statistics from organizations including The Tax Foundation and the National Taxpayers Union regarding the tax obligations of Americans.



EQUITY FUNDS



In the equity sector, Federated has more than 28 years' experience. As of December 31, 1998, Federated managed 27 equity funds totaling approximately $14.9 billion in assets across growth, value, equity income, international, index, and sector (i.e. utility) styles. Federated's value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.



CORPORATE BOND FUNDS



In the corporate bond sector, as of December 31, 1998, Federated managed 9 money market funds and 15 bond funds with assets approximating $22.8 billion and $7.1 billion, respectively. Federated's corporate bond decision making-based on intensive, diligent credit analysis-is backed by over 26 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset-backed securities market, a market totaling more than $209 billion.



GOVERNMENT FUNDS



In the government sector, as of December 31, 1998, Federated manages 9 mortgage-backed, 5 government/agency, and 19 government money market mutual funds, with assets approximating $5.3 billion, $1.8 billion, and $41.6 billion, respectively. Federated trades approximately $425 million in U.S. government and mortgage-backed securities daily and places approximately $25 billion in repurchase agreements each day. Federated introduced the first U.S. government fund to invest in U.S. government bond securities in 1969. Federated has been a major force in the short- and intermediate-term government markets since 1982 and currently manages approximately $43.2 billion in government funds within these maturity ranges.



MONEY MARKET FUNDS



In the money market sector, Federated gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1998, Federated managed more than $76.7 billion in assets across 52 money market funds, including 19 government, 9 prime, and 23 municipal with assets approximating $41.6 billion, $22.8 billion, and $12.5 billion, respectively.



The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are: U.S. equity and high yield-
J. Thomas Madden; U.S. fixed income-William D. Dawson, III; and global equities and fixed income-Henry A. Frantzen. The Chief Investment Officers are Executive Vice Presidents of the Federated advisory companies.

MUTUAL FUND MARKET



Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $5 trillion to the more than 7,300 funds available, according to the Investment Company Institute.



FEDERATED CLIENTS OVERVIEW

Federated distributes mutual funds through its subsidiaries for a variety of investment purposes. Specific markets include:

INSTITUTIONAL CLIENTS

Federated meets the needs of approximately 900 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of purposes, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisers. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division, Federated Securities Corp.

BANK MARKETING

Other institutional clients include more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated Funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated Funds are available to consumers through major brokerage firms nationwide-we have over 2,200 broker/dealer and bank broker/dealer relationships across the country-supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Sales Division, Federated Securities Corp.

Addresses

FEDERATED SHORT-TERM U.S. GOVERNMENT TRUST

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR

Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER

Federated Research
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

CUSTODIAN

State Street Bank and Trust Company
P.O. Box 8600

Boston, MA 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Shareholder Services Company
P.O. Box 8600

Boston, MA 02266-8600

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP
225 Franklin Street
Boston, MA 02110-2812